UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2015

INNOCAP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-153035	01–0721929
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)	Number)

112 N. Walnut Street

PO Box 489

Jefferson, Texas 75657-0489

(Address of principal executive offices)

903-926-1287

Registrant's telephone number, including area code

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240,l4a-12)

      .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (1 7 CFR 240,14d-2(b))

      .   Pre-commencement communications pursuant to Rule I 3e-4(c) under the Exchange Act ( I 7 CFR 240, 13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

On August 2, 2015 sent a letter to INNOCAP, INC. (the “Registrant” or the ‘Company”) RBSM LLP (“RBSM”) notifying the Registrant that the firm resigned as the Registrant’s independent registered public accounting firm. RBSM was engaged by the Company on February 18, 2015 .Except as noted in the paragraph immediately below, the reports of RBSM on the Company’s financial statements at January 31, 2015and for the fiscal year then ended did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The report of RBSM on the Company’s financial statements as of and for the fiscal year ended January 31, 2015 contained explanatory paragraphs which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has negative working capital that raises doubt about its ability to continue as a going concern.

During the fiscal year ended January 31, 2015 and through August 2, 2015, the Company has not had any disagreements with RBSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to RBSM’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the fiscal year ended January 31, 2015 and through August 2, 2015, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided RBSM with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of the letter from RBSM is attached hereto as Exhibit 16.1.

New independent registered public accounting firm

On September 2, 2015  (the “Engagement Date”), the Company engaged GBH CPAs, PC (“GBH”) as its independent registered public accounting firm for the Company’s fiscal year ended January 31, 2016. The decision to engage GBH as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with GBH regarding either:

1.

the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Thayer O’Neal concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.

any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

Not applicable

(b) Pro forma financial information.

Not applicable

(c) Shell company transactions.

Not applicable

(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from RBSM, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2015

Innocap, Inc.

(Registrant)

/s/ Paul Tidwell

PAUL TIDWELL

Chief Executive Officer

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